                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1998


                         Connectivity Technologies Inc.
                         ------------------------------
             (exact name of registrant as specified in its charter)



Delaware                   0-12113                        94-2691724
--------                   -------                        ----------
(State or other           (Commission File Number)        (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


 680 Mechanic Street, Ste 1201, PO Box 786, Leominster,Massachusetts    01453
 -------------------------------------------------------------------    -----
 (Address of principal executive offices)                             (zip code)



       Registrant's Telephone Number, including Area Code: (978) 537-9138
                                                           --------------



                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On October 30, 1998, the Registrant, Connectivity Technologies Inc. (together with its subsidiary Connectivity Products Incorporated, hereinafter called "Connectivity") entered into discussions with its lending Banks looking to an extension of the Forbearance Agreement relating to its Revolving Credit and Term Loan Agreement (the "Forbearance Agreement") which would otherwise terminate on November 30, 1998.

         The discussions with the Agent Bank was initiated at this time to provide additional time for Connectivity to consider its alternatives in light of the termination of previously reported discussions with a prospective buyer for Connectivity's EEA Division. Connectivity has been approached by potential buyers for all of the assets of the company, including its EEA and BSCC Divisions, but no assurances can be given that a transaction will result from these preliminary contacts. Connectivity is in full compliance with all of the terms and conditions of the Forbearance Agreement, including conditions relating to sales and profitability and has discussed all of the foregoing with the Agent Bank. On the basis of those discussions, Connectivity believes that the Forbearance Agreement will be extended, although the Banks have made no commitment and extension will depend upon further consideration and investigation by the Banks and consultation between them and Connectivity so that no assurances can be given of a favorable outcome.

         Additional information concerning the matters reported herein, including the potentially negative consequences of the non extension of the Forbearance Agreement, has previously been reported by Connectivity in prior filings under the Securities Exchange Act of 1934, as amended.




Item 7.  Financial Statements and Exhibits

         None.



Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995.

         This report contains, in addition to historical information, forward-looking statements. Forward-looking statements are subject by their nature to risks and uncertainty and actual results could differ materially from those set forth in the forward-looking statements. Typical risks and uncertainties include, but are not limited to, whether the Banks will agree to an extension of the Forbearance Agreement and the consequences of an unfavorable outcome to such discussions, whether a sale of either or both of Connectivity's divisions will actually take place and the terms and conditions of any such sale, and other factors described from time to time in Connectivity's reports filed with the Securities and Exchange Commission including Connectivity's Form 10-KSB for the year ended December 31, 1997 and subsequent reports on forms 10-Q and 8-K. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and as such, speak only as of the date made. Connectivity has not undertaken to update any information in the foregoing reports.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 CONNECTIVITY TECHNOLOGIES INC.
                                 (Registrant)


Dated:  November 2, 1998         By:           /s/ George H. Buckham
                                        ----------------------------
                                        Name:     George H. Buckham
                                        Title:    Secretary


                                       3